EXHIBIT 23.2



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accounts, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 31, 1997 included in Rock Bottom
Restaurants, Inc., and Subsidiaries' Form 10-K for the year ended
December 29, 1996 and to all references to our Firm included in this Registration Statement.


Denver, Colorado
  April 16, 1997                    ARTHUR ANDERSEN LLP